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                     BROWN ADVISORY SMALL-CAP GROWTH FUND
                      BROWN ADVISORY SMALL-CAP VALUE FUND

     SUPPLEMENT DATED JULY 30, 2007 TO PROSPECTUS DATED OCTOBER 1, 2006 AS
                          SUPPLEMENTED APRIL 2, 2007

BROWN ADVISORY SMALL-CAP GROWTH FUND

On page 13 of the Prospectus, in the section captioned "Brown Advisory Small-Cap Growth Fund - Principal Investment Strategies," the first two paragraphs are replaced with the following:

"The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies ("80% Policy"). The Fund seeks to invest primarily in small companies with well above average growth prospects. Small companies are companies whose market capitalizations are equal to or less than $5 billion at the time the Fund purchases the issuer's securities ("Market Capitalization Range"). When the fund purchases a security, for purposes of the 80% Policy, the Fund determines the capitalization of the issuer as of the purchase date and determines the capitalization of issuers of securities then held in the Fund's portfolio as of the dates on which those securities were purchased. As a result, after a security is purchased, its issuer's capitalization at the time of purchase is used in measuring the Fund's compliance with the 80% Policy when new security purchases occur, even if by then, the issuer's capitalization has changed. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy."

BROWN ADVISORY SMALL-CAP VALUE FUND

On page 17 of the Prospectus, in the section captioned "Brown Advisory Small-Cap Value Fund - Principal Investment Strategies," the first paragraph is replaced with the following:

"Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small companies ("80% Policy").

Small companies are companies whose market capitalizations are less than $2.5 billion at the time the Fund purchases the issuer's securities. When the Fund purchases a security, for purposes of the 80% Policy, the Fund determines the capitalization of the issuer as of the purchase date and determines the capitalization of issuers of securities then held in the Fund's portfolio as of the dates on which those securities were purchased. As a result, after a security is purchased, its issuer's capitalization at the time of purchase is used in measuring the Fund's compliance with the 80% Policy when new security purchases occur, even if by then, the issuer's capitalization has changed. The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

The Fund invests primarily in equity securities of companies that trade in the U.S. securities markets and that Cardinal Capital Management, L.L.C. ("Cardinal"), the Fund's sub-advisor, believes are undervalued based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. Excess cash flow, among other things, are used to pay dividends, make acquisitions, pay down debt and/or buy back stock."

                      PLEASE RETAIN FOR FUTURE REFERENCE.